Exhibit 10.18

LEASE AMENDMENT AGREEMENT dated effective October 1, 2022

(the “Amendment”)

BETWEEN:

NEOMED INSTITUTE, duly incorporated under Canada Not-for-profit Corporations Act, having received its certificate of incorporation on November 16, 2012, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Matthew Carlyle, CFO, NEOMED Institute, duly authorized for the purposes hereof.

Hereinafter referred to as the “LESSOR”

AND:

ENGENE INC., a legal person duly incorporated under the Canada Business Corporations Act, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Anthony Cheung, Chief Technology Officer, duly authorized for the purposes hereof;

Hereinafter referred to as the “LESSEE”

Hereinafter collectively referred to as the “PARTIES”

WHEREAS the Lessor and the Lessee entered into the certain Lease Agreement dated November 1st, 2021 (the “Lease”);

WHEREAS the Parties wish to modify the Lease with this Amendment, addressing the extended term.

NOW, THEREFORE in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follow:

The Lease is hereby amended as follows:

1. Term

Section 2 of Schedule A of the Lease under Term is hereby deleted and replaced by the following:

“The initial term of this Lease is for a period of eighteen (18) months. As such, this Lease commences on November 1st, 2021 and terminates on April 30th, 2023, subject to early termination, extension or renewal in accordance with the provisions of this Lease.

The term can be extended at Lessee’s discretion for up to an additional one hundred and twenty (120) days, to August 31st, 2023 at 23:59, at the same rates charged from November 1, 2022 to April 30, 2023, provided that a written notice is provided to the Lessor by the Lessee at least sixty (60) days prior to the expiration date of the Lease.”

2. Annual Rent per square feet

The table in Section 3 of Schedule A of the Lease under Annual Rent per Square Feet is hereby deleted and replaced by the following:

“

Room Number	For Year #1	From November 1st 2022 to April 30th 2023
1219	46,82 $	47,76$
1220	NA	47,76$
1229	46,82 $	47,76$
1230	46,82 $	47,76$
1231	46,82 $	47,76$
1232	46,82 $	47,76$
1233	46,82 $	47,76$

1234	46,82 $	47,76 $
1235	46,82 $	47,76 $
1302	46,82 $	47,76 $
1310	43,70 $	44,57 $
2257	49,89 $	53,88 $
2258	47,50 $	51,30 $
2261/ 2261A	45,11 $	48,72 $
3109	69,53 $	73,01 $
3114	NA	NA
3115	NA	NA
3116	NA	NA
3202	75,99 $	79,79 $
3203	46,82 $	47,76 $
3204	46,82 $	47,76 $
3205	46,82 $	47,76 $
3206	46,82 $	47,76 $
3225	67.29 $	70,65 $
3226	67,29 $	70,65 $
3226A	NA	NA
3228	69,53 $	73,01 $
3229	69,53 $	73,01 $
3232	73,30 $	76,97 $
3233	46,82 $	47,76 $
3234	46,82 $	47,76 $
3235	46,82 $	47,76 $
3236	46,82 $	47,76 $
3243	65,97 $	69,27 $
3266	79,89 $	83,88 $
3267	46,82 $	47,76 $
3268	46,82 $	47,76 $
3269	NA	NA

”

Other than as expressly provided above, the Lease remains unaffected by this Amendment and continues in full force and effect.

Governing law and jurisdiction for this Amendment are in accordance with Section 9.2 of the Lease.

The parties have requested that this Amendment be exclusively prepared in English. Les parties ont requis que cette entente ainsi soit exclusivement rédigée en anglais.

This Amendment may be executed electronically, and/or in counterparts and such counterparts will for all purposes constitute one agreement binding the parties. The Lessor and the Lessee acknowledge and agree that this Amendment may be communicated by email with PDF attachments or signature pages, which will be equally binding and duly accepted as an original agreement.

[Signature page follows.]

IN WITNESS WHEREOF THE PARTIES HAVE SIGNED THIS AMENDMENT EFFECTIVE AS OF THE EFFECTIVE DATE ABOVE AND BINDING ON THE PARTIES.

LESSOR:	NEOMED INSTITUTE
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

/s/ Matthew Carlyle
Matthew Carlyle, CFO

LESSEE:	ENGENE INC.
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

/s/ Anthony Cheung
Anthony Cheung, CTO